                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) - November 26, 1997


                         FLORIDA PANTHERS HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                      1-13173                65-0676005
----------------------------         -----------          -------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)         Identification No.)


450 EAST LAS OLAS BOULEVARD, FORT LAUDERDALE, FLORIDA             33301
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                   (Zip Code)


                                 (954) 712-1300
--------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On September 4, 1997, Florida Panthers Holdings, Inc. (the "Company") entered into a purchase and sale agreement (the "P&S Agreement") by and among Florida Golf Management Inc., a wholly-owned subsidiary of the Company, Rolling Hills International Country Club, Ltd., Space Development Ltd., Broward Anchor International, Ltd., Rolling Hills Management, Inc., Rolling Hills Hotel, Ltd., Cosmos Group Inc. and International Dining, Ltd. The transaction contemplated by the P&S Agreement was consummated on November 26, 1997.

         Pursuant to the P&S Agreement, the Company acquired certain assets associated with the Rolling Hills Golf and Country Club ("Rolling Hills") in exchange for $8.0 million in cash. The purchase price was funded from the Company's working capital reserves. The assets acquired consist of an 18 hole golf course located in Davie, Florida, a 27,000 square-foot club house, a restaurant, a grill, a pro shop, practice greens, a driving range and a parking lot. The Company also acquired approximately 79 acres of land adjacent to Rolling Hills, which will be available for future development.

         Rolling Hills will continue to operate as a daily-fee non-equity golf course and will also serve as an amenity to guests at Hyatt Regency Pier 66 Hotel and Marina and Radisson Bahia Mar Beach Resort and Yachting Center, two of the Company's waterfront resorts which are located in Fort Lauderdale, Florida.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

         Not applicable.

         (b)      Pro Forma Financial Information

         Not applicable.

         (c)      Exhibits

                  EXHIBIT NO.                        DESCRIPTION
                  -----------                        -----------

                     99.1                Press release dated September 8, 1997

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FLORIDA PANTHERS HOLDINGS, INC.



Date: December 16, 1997                     By: /s/ WILLIAM M. PIERCE
                                                -------------------------------
                                                William M. Pierce
                                                Senior Vice President and Chief
                                                Financial Officer